UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2023

VROOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 W Sam Houston Pkwy S, Floor 4
Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(518) 535-9125

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2023, Vroom, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On May 10, 2023, members of the Company’s management will hold an earnings conference call to discuss the Company’s financial results for the quarter ended March 31, 2023, and the presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K will accompany management’s comments.

The information contained in Item 2.02, including Exhibit 99.1 hereto and in Item 7.01, including Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits relating to Item 2.02 and Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release dated May 9, 2023.
99.2	Earnings Conference Call Presentation for the Quarter Ended March 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date: May 9, 2023	By:	/s/ Robert R. Krakowiak
Robert R. Krakowiak
Chief Financial Officer